Exhibit 99.1

CLNN (NASDAQ) December 14, 2021

2 Forward Looking Statements This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section the section entitled “Risk Factors” in Clene’s recently filed Quarterly Report on Form 10 - Q (filed November 8 , 2021 ), as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation .

3 CLENE | Management Team

CLENE | Overview

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & neuroprotect





ALS Registration Trial

Topline data in 2H 2022[2]

>270

patient years of CNM-Au8 clinical exposure





Manufacturing expansion in progress, preparing for possible commercialization in 2023

Strong IP:

150+

patents on Clean-Surface-Nanocrystal technology (CSN®) platform





September 30, 2021 Cash and restricted cash on hand

(unaudited):

$60.6M

4

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

clene NANOMEDICINE

5 CLENE | Pipeline

Neurons With High Energetic Demand Are At Increased Risk For Neurodegenerative Disease

Brain Energy Potential Declines With Normal Aging

~0.5% NAD^+/NADH unit decline per decade

(-0.13 mV units per year by ^{31}P-MRS Imaging)



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

Closed squares = averaged data by age group: 21-26 yrs, 33-36 yrs, and 59-68 yrs old; Open squares= individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

6

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA . 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CNM-Au8® | Catalytically-Active Nanocrystals
Intersection of Physics and Biology

CNM-Au8 Nanocrystal


10 NM

> 100 Trillion Nanocrystals per 60 mL Dose (At 30mg)

Clean Surfaced, Highly Faceted Shape Enhances Catalytic Activity



Electron Sharing Drives Catalytic Activity

Vertices, Edges, & Facets Key to Catalytic Activity

CNM-Au8 Catalytically Active Nanocrystal Suspension



60 mL per bottle (once daily)

7

CLENE NANOMEDICINE

ϴ CNM - Au8 Nanocrystal Mechanistic Effects Improved Energy Production and Utilization Promotes Neuroprotection and Remyelination CNM - Au8 | Improves Energy Production to Promote Neuroprotection and Remyelination

9 CNM - Au8 | Significant Global Opportunity 707,158 Ϭϯ͕ϵϬϯ 828,703 596,407 256,455 1,407,701 0 400,000 800,000 1,200,000 1,600,000 U.S. Canada W. Europe Central/E. Europe Japan China Est. Diagnosed PD Patients by Region Source: Lancet Neurol. 2018 Nov;17(11):939 - 953 ; ~6.1M patients globally, data as of 2016. . PARKINSON’S DISEASE ~6.1M pts globally; $6B projected by 2026 3 E ŵƐƚĐŵŵƵƌĚŐƌƚŝǀ ĚŝƐƌĚƌ͖ǇƐǇŵƉƚŵƚŝĐƚƌƚŵƚƐ 62,531 10,013 71,288 10,946 13,893 54,405 0 20,000 40,000 60,000 80,000 U.S. Canada W. Europe Central/E. Europe Japan China Est. Diagnosed MND Patients by Region ^ƵƌĐ͗>ĐƚEƵƌ͘ Ϭϴ Đ͖ ϳ ; Ϳ͗ Ϭϴϯ Ͳ Ϭϵϳ ͘ DEŝĐƵĚƐŵǇƚƌƉŚŝĐƚƌƐĐƌƐŝƐ͕ƐƉŝŵƵƐĐƵƌƚƌƉŚǇ͕ŚƌĚŝƚƌǇƐƉƐƚŝĐƉƌƉŐŝ͕ƉƌŝŵƌǇ ƚƌƐĐƌƐŝƐ͕ƉƌŐƌƐƐŝǀŵƵƐĐƵƌƚƌƉŚǇ͕ĚƉƐƵĚďƵďƌƉƐǇ MOTOR NEURON DISEASE (ALS, Other Orphan Disorders) ALS sales >$1B globally by 2029 1 . Current drugs are largely ineffective, mostly generic Source: Lancet Neurol. 2019 Mar;18(3):269 - 285 ; ~2.2.M patients globally, data as of 2016 511,855 79,419 543,862 204,591 ϰϲ͕ϰϵ 103,194 0 150,000 300,000 450,000 600,000 U.S. Canada W. Europe Central/E. Europe Japan China Est. Diagnosed MS Patients by Region MULTIPLE SCLEROSIS ~2.2M pts globally; $23B market 2 Only approved treatments are immunomodulators 1 Clarivate, DRG, ALS 2020 . 2 Westad et al. 2017, doi:10.1038/nrd.2017.107;. 3 Parkinson’s Market Data Forecast, April 2021.

CNM-Au8 | Preclinical Evidence for Energetic Improvement

Therapeutic Activity Across Remyelination + Neuroprotection Models

REMYELINATION[1]

Chronic Global CNS Demyelination
- Chronic Cuprizone (CPZ) Pilot
- Chronic CPZ Repeat Validation
- Prevent CPZ Damage
- Post-Chronic CPZ Myelin Recovery
- Chronic CPZ Functional Outcome

Focal Spinal Cord Remyelination
- Lysolecithin Focal Remyelination (I)
- Lysolecithin Focal Remyelination (II)

Perinatal Myelin Injury
- Cerebral Palsy Remyelination *Ex Vivo*

NEUROPROTECTION[2]

Neuroprotection: Motor Neuron
- MN Neuroprotection iPSC MN *In Vitro, Astrocyte*
- MN Glutamate Excitotoxicity *In Vitro*
- MN Amyloid beta *In Vitro*
- MN Neuroprotection *ALS SOD1, In Vivo*
- MN Neuroprotection *ALS SOD1, In Vitro*

Neuroprotection: Dopaminergic
- PD Neurotoxin MPP *In Vitro*
- PD Neurotoxin *6-OHDA In Vitro*
- PD Neurotoxin *6-OHDA In Vivo*

Neuroprotection: Other
- Hippocampal Neuron Glutamate Excitotoxicity *In Vitro*
- Cortical Neuron Glutamate Excitotoxicity *In Vitro*
- Forebrain Neuroprotection *C9ORF72 In Vitro*
- Alzheimer's Disease Induced Neurons *In Vitro*

PUBLICATION

Robinson et al.
Sci Rep. 2020
Feb 11

SCIENTIFIC REPORTS

OPEN **Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis**

10

Data on File, Clene Nanomedicine, Inc. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.

clene NANOMEDICINE

CNM-Au8 | Neuroprotection & Remyelination

Phase 2 and Phase 3 Clinical Trials

Disease	Clinical Trials	Key Findings
Amyotrophic Lateral Sclerosis (ALS)	RESCUEALS Phase 2	Evidence of CNM-Au8 treatment effect on ALS disease progression
	HEALEY ALS Platform Trial Phase 3	Ongoing
Parkinsons Disease (PD)	RepairPD Phase 2 target engagement	Established brain target engagement & safety
	RESCUEPD Phase 2	*Planned*: Demonstrate Disease Modification
Multiple Sclerosis (MS)	VisionaryMS STUDY Phase 2	Ongoing
	RepairMS Phase 2 target engagement	Established brain target engagement & safety

Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022+

11

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

CNM-Au8 | Safety Summary

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No related CNM-Au8 AEs leading to discontinuation of treatment
- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death

Patient Exposure Across PD, MS, & ALS

Over 270 Years of Subject Exposure Without Any Safety Signals

- Long-term dosing experience up to 115 weeks

12

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Phase 2

RepairPD

RepairMS

CNM-Au8 Effects on Brain Energetic Metabolites

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State (REPAIR)

RepairPD – Early Parkinson's Disease

RepairMS – Stable Relapsing MS

Screening	D0	Week 4	Week 8	Week 12+	EOS
Day -42 to -1	*Baseline Visit* *Assessments* ***^{31}P-MRS Scan*** *Dispense Drug*	*Visit* *Safety Assessment* *Dispense Drug*	*Visit* *Safety Assessment* *Dispense Drug*	*Visit* *End of Treatment* ***^{31}P-MRS Scan***	*Visit* *Follow-up* ***^{31}P-MRS Scan*** *(REPAIR-MS)*

4-6 weeks (Week 12+ to EOS)

1° **Change in Brain Bioenergetic Potential (NAD^+/NADH) vs. Baseline**

N = Up to 15 per dosing cohort

(7.5, 15, 30, or 60 mg)

2°
- Difference in brain NAD^+ and NADH fraction at Week 12 (End of Treatment)

Exploratory
- Difference in bioenergetic metabolites (e.g., ATP, NAD) concentration at Week 12 – 16
- Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16

13

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Phase 2 Results

RepairPD

RepairMS

CNM-Au8 Improves Brain Energy Metabolism Increases NAD+/NADH Ratio in MS & PD

1° Endpoint

^{31}P-MRS Change in Brain NAD$^+$/NADH Ratio at End of Treatment

Partial Volume Coil; Ratio of NAD$^+$/NADH (% Fraction of NAD$^+$/ % Fraction NADH)

Primary Endpoint, Mean ± SEM (Paired t-test)


Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24
n = 24

2° Endpoint

REPAIR Integrated Analysis

^{31}P-MRS Average Change in Brain NAD (% Fraction)

Partial Volume Coil; % Fraction of NAD$^+$ and NADH

Secondary Endpoint, Mean ± SEM (Paired t-test)


0.0093 (+1.1%)
p = 0.0264
-0.0093 (-6.1%)
Absolute Change from Baseline to Week 12 (% Fraction)
0.02
0.01
0.00
-0.01
-0.02
Change of NAD+ % Fraction
Change of NADH % Fraction
n = 24
n = 24

Exploratory

(ATP Normalization)

REPAIR Integrated Analysis

^{31}P-MRS Change in β-ATP at End of Treatment

Full Volume Coil ^{31}P Signal Area (Integral)

Exploratory Endpoint, Percent (%) Change vs. Baseline Value


Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
r² = 0.711
p = <0.0001
Baseline Peak Area (Concentration)

NAD is an essential molecule responsible for cellular energy production

14

Glanzman et al. 2021. International Parkinson and Movement Disorder Society (MDS) Virtual Congress 2021. September 17 – 22, 2021. Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

15 (January 2020); FPFV 16 - Jan - 2020; 45 of 42 enrolled (Nov - 2020) WŚƐ 1 Study was powered for MUNIX primary endpoint Neurophysiology MUNIX 1 Pulmonary Function Forced Vital Capacity Function & QoL ALSFRS - R, ALSSQOL - SF Disease Progression & Survival Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479. Data on File, Clene Nanomedicine, Inc.

RESCUEALS | Pioneered Use of MUNIX Biomarker

Primary Endpoint: Spinal Cord Lower Motor Neuron Protection

MUNIX biomarker estimates the number of functioning lower motor neurons serving specific muscles


Motor Neuron
Spinal Cord
Motor Units
Muscle Fibers


Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS (Brainstem)
Limb Onset ALS (Spinal Cord)

16

Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479.

clene NANOMEDICINE

17 | Evidence for Motor Neuron Protection Primary Endpoint (MUNIX %, LS Mean Change) All Randomized All Placebo Limited Rate of MUNIX Decline in Bulbar Onset Limb Ƶďƌ Insufficient Spinal Cord Lower Motor Neuron Progression in Early Bulbar Trial Participants RESCUE - ALS: A Phase 2, randomized, double - blind, placebo - controlled study of CNM - Au8 to slow disease progression in ALS. MNDA Vi rtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

RESCUEALS | MUNIX Biomarker Efficacy in Limb Onset

Primary Endpoint (MUNIX %, LS Mean Change, Limb Onset Subset)

Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum

Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior



Pre-specified: Limb Onset


MUNIX(4) Sum Percent Change from Baseline
RESCUE-ALS Primary Endpoint
Mixed Model Repeat Measure (ITT Population, Limb Onset Subset)
LS Mean Difference
MUNIX(4) Sum Percent (%) Change (LS Mean)
(Sum of MUNIX Values for ADM, APB, BB, TA)
20
0
-20
-40
-60
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
24.6 (CI: 1.4, 47.7)
p = 0.0385
46%
12.8 (CI: -7.6, 33.2)
p = 0.2087
45%
20.9 (CI: -2.2, 44.0)
p = 0.0741
CNM-Au8 30mg
Placebo
12
24
36
Weeks
(Post-Randomization)
Active, n = 14 15 14
Placebo, n = 17 16 12

P-value is based on mixed model repeat measures with treatment, visit, treatment by visit interaction as fixed effects, and baseline value and ENCALS score as covariates. An unstructured covariance model was used.

clene NANOMEDICINE

18

RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

RESCUEALS | Significant Impact on ALSFRS-R Decline

Exploratory (ALSFRS-R Responder Analysis, < 6-point decline)

All Randomized


ALSFRS-R 6-point Decline Responder
(Proportion with < 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
p = 0.0350
12
24
36
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo
Active, n = 23
Placebo, n = 22
P-value is based on a Chi-Square test

Sensitivity

All Bulbar


ALSFRS-R 6-point Decline Responder
(Proportion with < 6 point decline)
RESCUE-ALS Exploratory Endpoint (Post Hoc)
ITT Population, Bulbar Onset Subset
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
12
24
36
Weeks
(Post-Randomization)
Active, n = 7
Placebo, n = 5
CNM-Au8 30mg
Placebo

All Limb


ALSFRS-R 6-point Decline Responder
(Proportion with < 6 point decline)
RESCUE-ALS Exploratory Endpoint (Post Hoc)
ITT Population, Limb Onset Subset
Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
12
24
36
Weeks
(Post-Randomization)
Active, n = 16
Placebo, n = 17
CNM-Au8 30mg
Placebo

19

RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

20 | Significant Quality of Life Improvement Exploratory (ALS Specific QOL - SF) All Randomized RESCUE - ALS: A Phase 2, randomized, double - blind, placebo - controlled study of CNM - Au8 to slow disease progression in ALS. MNDA Vi rtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

21 | Significant Impact on ALS Disease Progression ǆƉƌƚƌǇĚƉŝƚ;ŝƐƐWƌŐƌƐƐŝͿ 1 ALS Disease Progression defined as : • Death, or • Tracheostomy, or • Non - invasive ventilation, or • Gastrostomy tube All Bulbar All Limb Sensitivity RESCUE - ALS: A Phase 2, randomized, double - blind, placebo - controlled study of CNM - Au8 to slow disease progression in ALS. MNDA Vi rtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

Joint Rank | Survival & Disease Progression

Summated Scoring Example

Score patients based on relative function or time of death

If...	Score
Better function or died later than comparison	+1
Same function or died at the same time as comparison	0
Worse function or died before comparison subject	-1



Score
Subject A
15 point functional decrease
-1
-5
-1
-10
+1
-20
+1
Died in 10 months
+1
Died in 1 month
Summated Score:
+1

Score: Repeat for each patient



Score
Subject B
5 point functional decrease
+1
-10
+1
-15
+1
-20
+1
Died in 10 months
+1
Died in 1 month
Summated Score:
+5

22

Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8.

CLENE NANOMEDICINE

23 | Impact on Joint Rank Score to Wk36 Post Hoc (Combined Assessment of ( i ) Survival, (ii) King’s Clinical Stage 4, (iii) ALSFRS - R) Data on File, Clene Nanomedicine, Inc. ALSFRS - R Decline Survival E Ͳ /ǀƐŝǀ sƚŝƚŝ Gastrostomy Tube King’s Clinical Stage 4 By Average of Summated Scores

24 | Potential Impact on Survival Exploratory Endpoint (Observed Survival vs. Median Predicted) ENCALS Predicted Median Survival KďƐƌǀĚ^Ƶƌǀŝǀ Data on File, Clene Nanomedicine, Inc.

25 | Well Tolerated & No Safety Signals Data on File, Clene Nanomedicine, Inc. • No CNM - Au8 related serious adverse events (SAEs) • No CNM - Au8 related drug discontinuations • No imbalances in treatment emergent adverse event (TEAEs) by system organ class • TEAEs were predominantly mild - to - moderate and transient • Most common TEAEs associated with CNM - Au8 (aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2) Safety Summary

26 Exploratory Endpoints ‡ ŵďŝĚ:ŝƚZŬ ;^Ƶƌǀŝǀн>^&Z^ Ͳ ZͿ ‡ sŝĐƉƚŚŐǇ ‡ WZK ;>^YͿ ‡ WŚƌŵĐĚǇŵŝĐŵƌŬƌƐ Slow Vital Capacity Hand - Held Dynamometry Survival Change in ALSFRS - R Registration Study: 24 - Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 ι 2 ι Phase 3 Anticipated full unblinded data readout: 2H 2022

Phase 2

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS



Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
LPFV
LPLV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)

1° **Change in Low Contrast Letter Acuity (LCLA)** At Week 24

2° **Change Composite Clinical Response** 9HPT / SDMT / T25FW / LCLA / EDSS

Exploratory Endpoints

- Optical Coherence Tomography (OCT)
- Multi-focal VEP Amplitude & Latency
- Full field-VEP Amplitude & Latency
- MRI Endpoints
- Visual Function (High Contrast)
- QOL / EDSS

Anticipated top-line unblinded data: 1H 2023*

27

*Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies

CLENE NANOMEDICINE

Measuring MS Functional Improvement

The Visual System is a Window into the Brain



Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

LCLA

Phase 2 Primary:
Functional Visual Improvement

LCLA Correlates with clinically meaningful deficits in QOL, EDSS and MSFC, MRI, and OCT[1]



O Z D V K
S V H C Z
V H C N O
N V D O K
H Z O V C
S R Z K D
C K D N R

MS Functional Endpoints

Phase 2 Exploratory:
Neuroprotection/Remyelination Endpoints

9-Hole Peg Test



Symbol Digit Modalities



KEY
1 2 3 4 5 6 7 8 9

Timed 25-Ft Walk



25 Feet

28

CLENE NANOMEDICINE

[1]Balcer et la. Mult Scler. 2017 Apr;23(5):734-747. doi: 10.1177/1352458517690822.

Phase 2
VISIONARY-MS STUDY

Significant Clinical Improvement Across Study Population Over 48-Weeks

Primary Endpoint: LCLA (Best-Corrected) & Secondary Endpoint: (m)MSFC

1° - LCLA



LCLA (All Eyes) Average Z-Score (vs. Mild EDSS ≤1.5)
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)



Mixed-Effects Model, p = <0.0001
0.50
0.25
0.00
-0.25
-0.50
Mean LCLA (All Eyes) Z-Score
vs. BL 'Mild' EDSS (≤1.5)
**
****
****
****
BL
Wk12
Wk24
Wk36
Wk48
Eyes, n = 124 120 110 102 88

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Available Values (by Completed Subject Visit)

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

2° - (m)MSFC



(m)MSFC 6-Component Average Z-Score
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)



Mixed-Effects Model, p = <0.0001
0.25
0.00
-0.25
-0.50
Mean Z-Score
vs. BL 'Mild' EDSS (≤1.5)
**
****
****
****
BL
Wk12
Wk24
Wk36
Wk48
n = 56 56 56 52 44

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit.
(m)MSFC domains include LCLA (OD/SD), 9HPT (D/ND), T25FW, SDMT.

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

29

Glanzman et al. VISIONARY-MS: Update to a Phase 2 clinical trial of catalytic gold nanocrystals, CNM-Au8; ECTRIMS 2021 – Late Breaking News ePoster, October 12, 2021

CLENE NANOMEDICINE

Strong Intellectual Property

Extensive Patent Portfolio With Protection Through 2035 [a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation

CSN®

Clean surface nanocrystal (CSN) therapeutics

Patent Status [b]	Patent Description	Trade Secrets
Issued & Allowed Patents 150+	Process And Method/Device (Clean Surface; Gold CSN)	Plasma Conditioning
Pending Applications ~20	State of Matter (CNM-Au8)	Electrode Design & Cycling
Total Patents/ Applications >170	Method of Use (Prevent Demyelination & MoA)	Trough Flow, Temp, Pressure
	Method of Use (Bi-Metallic Au/Pt; Antimicrobial)	Concentration & Filtration

30

[a] With Patent Restoration Term (assuming 5-year extension). [b] As of 30-Sepbember-2021.

clene NANOMEDICINE

31 Clene | Proprietary Nanocrystal Manufacturing In - House ISO8 Clean Room Clinical Production in Maryland Designed to be Scalable to Commercialization Validated CMC Processes Patented Hydro - electro - Crystallization Proprietary Trade Secrets

32 Anticipated Timeline & Upcoming Milestones 2020 - 2023

CLENE | Company Highlights

Nanotherapeutics Platform

- Potential first-in-class nanotherapeutic with high catalytic activity to drive energy production and utilization in stressed CNS cells
- Applications across neurology, infectious disease, and oncology

Lead Asset: CNM-Au8 for Neurorepair

- CNM-Au8 improves cellular energy production and utilization to promote neuroprotection and remyelination
- Phase 2 ALS proof-of-concept evidence of efficacy across clinical endpoints
- Phase 3 Healey ALS platform trial results expected in 2H 2022
- Phase 2 VISIONARY-MS in multiple sclerosis underway

Strong Execution Capabilities

- Proprietary electrochemical manufacturing process produces nanotherapeutics, scalable to commercialization
- Strong IP, including 150+ granted patents, and trade secrets

33

CLENE NANOMEDICINE

Clene Nanomedicine

Clene Inc.

HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

©2021 Clene Inc.

Version: 14-December-2021